Exhibit 10.8.e

Third Amendment

Of

FMC Technologies, Inc. Savings and Investment Plan

WHEREAS, FMC Technologies, Inc. (the “Company”) maintains the FMC Technologies, Inc. Savings and Investment Plan (the “Plan”); and

WHEREAS, the Company now deems it necessary and desirable to amend the Plan to clarify the nondiscrimination testing language as a part of the process of seeking a favorable determination letter from the Internal Revenue Service on the qualified status of the Plan, to modify the Company match and to comply with final and temporary regulations regarding minimum distribution requirements; and

WHEREAS, this Third Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Third Amendment;

NOW, THEREFORE, by virtue of the authority reserved to the Company by Section 12.1 of the Plan, the Plan is hereby amended effective as of September 28, 2001 except as otherwise specified, in the following manner:

1. Effective as of January 1, 2004, Section 3.4 Company Contributions is deleted and the following is inserted in lieu thereof:

“3.4	Company Contributions.

3.4.1 For each contribution period as defined in Section 3.4.2, the Company will make a Company Contribution to the Company Contribution Account of each Matched Participant equal to 100% of all Basic Contributions made by the Matched Participant for that contribution period, less any Forfeitures credited against the Company Contribution for that contribution period. No Company Contribution will be made with respect to Supplemental Contributions or Catch-Up Contributions. Notwithstanding the foregoing, the Company reserves the right to reduce or eliminate the Company Contribution for prospective contribution periods.

3.4.2 The Company Contribution for each contribution period will be paid to the Funding Agent as soon as practicable. The Company Contribution will be allocated to each Matched Participant who made Basic Contributions during that contribution period, by multiplying the Matched Participant’s own Basic Contributions for the contribution period by the Company Contribution percentage as described in Section 3.4.1 for the contribution period. In is currently anticipated that all Company Contributions will be invested in the Company Stock Fund, but the Company reserves the right to change the investment of Company Contributions prospectively. Each calendar week will be a contribution period. Subject to the special provisions of Section 3.13, all Company Contributions for a Plan Year will be allocated to Matched Participants’ Company Contribution Accounts no later than the due date (including all extensions) of the Company’s federal tax return for the fiscal year of the Company ending with or within the Plan Year.”

2. Section 3.9.7 is deleted and the following is inserted in lieu thereof:

“3.9.7 Excess Aggregate Contributions means, for any Plan Year in which the Actual Contribution Percentage Test under Section 3.13 of the Plan is not satisfied, the excess of the Company and After-Tax Contributions (and any Pre-Tax Contributions or pre-tax salary deferrals under other plans, taken into account in determining the Actual Contribution Percentages) actually made on behalf of Highly Compensated Employees for the Plan Year, over the maximum amount of such contributions permitted under Section 3.13 of the Plan for the Plan Year. The amount of Excess Aggregate Contributions will be determined by first reducing the Company and After-Tax Contributions to the Highly Compensated Employee with the highest Actual Contribution Percentage by the lesser of (a) the amount necessary for the Actual Contribution Percentage of that Highly Compensated Employee to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next highest Actual Contribution Percentage; and (b) the amount necessary for the Plan to satisfy the Actual Contribution Percentage Test under Section 3.13 of the Plan. This process will be repeated until the Plan satisfies the Actual Contribution Percentage Test under Section 3.13 of the Plan. Then, the aggregate amount of such reductions will be distributed by reducing the Company and After-Tax contributions for the Highly Compensated Employee with the highest combined dollar amount of Company and After-Tax Contributions by the lesser of (a) the amount necessary for the dollar amount of that Highly Compensated Employee’s combined Company and After-Tax Contributions to equal the combined dollar amount of the Company and After-Tax Contributions of the Highly Compensated Employee with the next highest combined dollar amount of Company and After-Tax Contributions; and (b) the amount necessary for the Plan to satisfy the Actual Contribution Percentage Test. For each Highly Compensated Employee’s reductions, the Administrator will begin by making reductions in his or her Company Contributions, and will reduce the Highly Compensated Employee’s After-Tax Contributions only if his or her Company contributions for the Plan Year have been reduced to zero and it is still necessary to reduce his or her Plan Year contributions. The amount of any Highly Compensated Employee’s Excess Aggregate Contributions is calculated after determining the Excess Contribution to be recharacterized as After-Tax Contributions for the Plan Year. To the extent required, if the Aggregate Limit in Section 3.9.3 of the Plan is exceeded, further reduction of the Actual Deferral Percentage for all

Highly Compensated Employees will be made in a similar manner so that the Aggregate Limit is not exceeded.”

3. Section 3.9.8 is deleted and the following is inserted in lieu thereof:

“3.9.8 Excess Contributions means, for any Plan Year in which the Actual Deferral Percentage Test under Section 3.12 of the Plan is not satisfied, the excess of the Pre-Tax Contributions (and any Company Contributions taken into account in determining the Actual Deferral Percentages) actually made on behalf of Highly Compensated Employees for the Plan Year, over the maximum amount of such contributions permitted under Section 3.12 of the Plan for the Plan Year. The amount of Excess Contributions will be determined by first reducing the Pre-Tax Contributions of the Highly Compensated Employee with the highest Actual Deferral Percentage by the lesser of (a) the amount necessary for the Actual Deferral Percentage of that Highly Compensated Employee to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage; and (b) the amount necessary for the Plan to satisfy the Actual Deferral Percentage Test under Section 3.13 of the Plan. This process will be repeated until the Plan satisfies the Actual Deferral Percentage Test under Section 3.12 of the Plan. Then, the aggregate amount of such reductions will be distributed by reducing the Pre-Tax Contributions for the Highly Compensated Employee with the highest dollar amount of Pre-Tax Contributions by the lesser of (a) the amount necessary for the dollar amount of that Highly Compensated Employee’s Pre-Tax Contributions to equal the Pre-Tax Contributions of the Highly Compensated Employee with the next highest dollar amount of Pre-Tax Contributions; and (b) the amount necessary for the Plan to satisfy the Actual Deferral Percentage Test.”

4. Effective as of January 1, 2003, Section 5.2.4, 5.2.5 and 5.2.6 are deleted and the following is inserted in lieu thereof as Article 5-A of the Plan:

“ARTICLE 5-A

Required Minimum Distributions

For Calendar Years Beginning On Or After January 1, 2003

Section 5-A.1. General Rules.

5-A.1.1. Effective Date. The provisions of this Article 5-A will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 calendar year that are made on or after January 1, 2002.

5-A.1.2. Coordination With Minimum Distribution Requirements Previously in Effect. Required minimum distributions for 2002 under this Article 5-A will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article 5-A, equals or exceeds the required minimum distributions determined under this Article 5-A, then no additional distributions will be required to be made for 2002 on or after such date to the distributee.

If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Article 5-A is less than the amount determined under this Article 5-A, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Article 5-A.

5-A.1.3. Precedence. The requirements of this Article 5-A will take precedence over any inconsistent provisions of the Plan.

5-A.1.4. Requirements of Treasury Regulations Incorporated. All distributions required under this Article 5-A will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

5-A.1.5. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article 5-A, other than Section 5-A.1.4, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

Section 5-A.2. Time and Manner of Distribution.

5-A.2.1. Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

5-A.2.2. Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, then distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2 , if later.

(b) If the Participant’s Surviving Spouse is not the Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this Section 5-A.2.2, other than section 5-A.2.2(a), will apply as if the Surviving Spouse were the Participant.

For purposes of this Section 5-A.2.2 and Section 5-A.4, unless Section 5-A.2.2(d) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 5-A.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under Section 5-A.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under Section 5-A.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

5-A.2.3. Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 5-A.3 and 5-A.4. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

Section 5-A.3. Required Minimum Distributions During Participant’s Lifetime.

5-A.3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b) if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

5-A.3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 5-A.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

Section 5-A.4. Required Minimum Distributions After Participant’s Death.

5-A.4.1. Death On or After Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the Surviving Spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the Surviving Spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3) If the Participant’s Surviving Spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

5-A.4.2. Death Before Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section 5-A.4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distribution begin, the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under Section 5-A.2.2(a), this Section 5-A.4.2 will apply as if the Surviving Spouse were the Participant.

5-A.5. Definitions.

5-A.5.1. Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5-A.5.2. Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 5-A.2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

5-A.5.3. Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5-A.5.4. Participant’s Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5-A.5.5. Required Beginning Date. The date specified in Section 5.2.3 of the Plan.”

5. Effective October 10, 2003, Section 10.3.3 is hereby deleted in its entirety.

6. Except as set forth in this Third Amendment, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned officer has executed the foregoing amendment on behalf of the Company, this 10th day of October, 2003.

FMC TECHNOLOGIES, INC.

By:	/s/ Michael W. Murray

Its:	Vice President – Human Resources